Exhibit 10.2

EXECUTION VERSION

SECOND AMENDMENT TO MASTER REPURCHASE AGREEMENT

THIS SECOND AMENDMENT TO MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of March 14, 2019, by and among MORGAN STANLEY BANK, N.A. (“Buyer”), KREF LENDING IV LLC (“Seller”) and KKR REAL ESTATE FINANCE HOLDINGS L.P. (“Guarantor”) amends that certain Master Repurchase and Securities Contract Agreement, dated December 6, 2016, by and between Buyer and Seller (the “Original Repurchase Agreement”), as modified by that certain Omnibus Amendment, dated as of November 10, 2017 by and among Guarantor, Seller and Buyer (the “Omnibus Amendment”), and as further modified by that certain First Amendment to Repurchase Agreement, dated as of December 31, 2018 by and between Buyer and Seller (the “First Amendment”)(the Original Repurchase Agreement, as amended by the Omnibus Amendment and as amended by the First Amendment and as the same may be further amended, modified and/or restated, collectively, the “Repurchase Agreement”).

RECITALS

WHEREAS, the parties hereto desire to make certain amendments to the Repurchase Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1.           Amendment to the Repurchase Agreement.

(a)          The definition of “Scheduled Facility Termination Date” in Section 2 of the Repurchase Agreement is hereby amended and restated in its entirety as follows:

“Scheduled Facility Termination Date” means December 6, 2021.

2.           Defined Terms.  Capitalized terms used but not defined herein shall have the meanings set forth in the Repurchase Agreement.

3.           Ratification and Authority.

(a)         Seller hereby represents and warrants that (i) Seller has the power and authority to enter into this Amendment and to perform its obligations under the Repurchase Agreement as amended hereby, (ii) Seller has by proper action duly authorized the execution and delivery of this Amendment and (iii) this Amendment has been duly executed and delivered by Seller and constitutes Seller’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(b)         Seller hereby (i) unconditionally ratifies and confirms, renews and reaffirms all of its obligations under the Repurchase Agreement and, (ii) acknowledges and agrees that such obligations remain in full force and effect, binding on and enforceable against it in accordance with the terms of the Repurchase Agreement as amended hereby, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and (iii) represents, warrants and covenants that, as of the date hereof, it is not in default under the Repurchase Agreement or any of the other Transaction Documents beyond any applicable notice and cure periods, and, there are no defenses, offsets or counterclaims against Seller’s obligations under the Repurchase Agreement.

(c)         Guarantor, by its signature below, hereby (i) unconditionally approves and consents to the execution by Seller of this Amendment and the modifications to the Repurchase Agreement effected thereby, (ii) unconditionally ratifies, confirms, renews, and reaffirms all of its obligations under the Guaranty, (iii) acknowledges and agrees that its obligations under the Guaranty remain in full force and effect, binding on and enforceable against it in accordance with its terms subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and (iv) represents, warrants and covenants that, as of the date hereof, it is not in default under the Guaranty beyond any applicable notice and cure periods, and, there are no defenses, offsets or counterclaims against its obligations under the Guaranty.  Guarantor hereby represents and warrants that it has the power and authority to enter into this Amendment and has by proper action duly authorized the execution and delivery of this Amendment by Guarantor.

4.           Continuing Effect.  Except as expressly amended by this Amendment, the Repurchase Agreement, the Guaranty and the other Transaction Documents remain in full force and effect in accordance with their respective terms.

5.           References to Transaction Documents.  All references to the Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

6.           Governing Law.  This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

7.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

[Signatures appear on the next page.]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in their names as of the date first above written.

BUYER:

MORGAN STANLEY BANK, N.A.,
a national banking association

By:	/s/ Christopher Schmidt
	Name:	Christopher Schmidt
	Title:	Authorized Signatory

[Signatures continue on the next page]

SELLER:

KREF LENDING IV LLC, a Delaware limited liability company

	By:	/s/ Patrick Mattson
		Name:	Patrick Mattson
		Title:	Authorized Signatory

GUARANTOR:

KKR REAL ESTATE FINANCE HOLDINGS L.P., a Delaware limited partnership

By:	KKR REAL ESTATE FINANCE TRUST INC., its general partner

	By:	/s/ Patrick Mattson
		Name:	Patrick Mattson
		Title:	Authorized Signatory